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Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                          Jun 30, 2000
Current Due Period Ending                           Jul 31, 2000
Prior Distribution Date                             Jul 14, 2000
Distribution Date                                   Aug 14, 2000


Beginning Trust Principal Receivables           4,026,979,733.81
Average Principal Receivables                   4,026,824,274.00
FC&A Collections (Includes Recoveries)             66,617,761.67
Principal Collections                             118,986,909.26
Additional Balances                                47,476,253.07
Net Principal Collections                          71,510,656.19
Defaulted Amount                                   26,244,559.32
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,254,853.68

Beginning Participation Invested Amount           352,038,212.92
Beginning Participation Unpaid Principal          352,038,212.92
Balance
Ending Participation Invested Amount              343,492,130.69
Ending Participation Unpaid Principal             343,492,130.69
Balance

Accelerated Amortization Date                       Jul 31, 2001
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month                     0
OC Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 352,038,212.92
Numerator for Fixed Allocation                    361,173,666.41
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)
Applicable Allocation Percentage                         8.7423%
Investor FC&A Collections                           5,823,943.68

Series Participation Interest Default Amount
Numerator for Floating Allocation                 352,038,212.92
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)
Floating Allocation Percentage                           8.7423%
Series Participation Interest Default Amount        2,294,385.63


Principal Allocation Components
Numerator for Floating Allocation                 352,038,212.92
Numerator for Fixed Allocation                    361,173,666.41
Denominator - Max(Sum of Numerators,            4,026,824,274.00
Principal Receivables)


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Series Participation Interest Monthly
Interest
(a) Series Participation Interest Pass                   8.0000%
Through Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               8.0000%
(c) Rate Sufficient to Cover Interest, Yield             6.1866%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          352,038,212.92
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest,              2,425,152.13
[a*d*e]

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest                      0.00
Interest Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,           8,546,082.23
[a+m+n]

(a) Investor Principal Collections,                 6,251,696.60
[Max(b,h) or e]
(b) prior to Accelerated Amort. Date or not         6,251,696.60
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.7423%
(d) Net Principal Collections                      71,510,656.19
(e) after Accelerated Amort Date or Early          10,672,166.29
Amort Period, [f*g]
(f) Fixed Allocation Percentage                          8.9692%
(g) Collections of Principal
                                                  118,986,909.26

(h) Minimum Principal Amount, [Min(i,l)]            4,042,302.20
(i)  Floating Allocation Percentage of             10,402,226.68
Principal Collections
(j)  1.8% of the Series Participation               6,336,687.83
Interest Invested Amount
(k) Series Participation Interest Net               2,294,385.63
Default Payment Amount
(l)  the excess of (j) over (k)                     4,042,302.20

(m) Series Participation Interest Net               2,294,385.63
Default Payment Amount

(n) Optional Repurchase Amount (principal                   0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                 5,823,943.68
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of                     0.00
other than HFC
Series Participation Interest Monthly               2,425,152.13
Interest [Sec. 4.11(a)(ii)]
Series Participation Interest Interest                      0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,294,385.63
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                    0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  586,730.35
Excess [Sec. 4.11(a)(vi)]                             517,675.57

Series Participation Investor Charge Off                    0.00
[Sec. 4.12(a)]

Seller's Interest
                                                1,398,548,232.07


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Series 1996-2  Owner Trust Calculations
Due Period                                              July 2000
Payment Date                                         Aug 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         8,546,082.23
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover Charge           0.00
offs

Accelerated Principal Payment                           73,341.29

Series Participation Interest Monthly Interest       2,425,152.13

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          1,001,796.35
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            212,477.15
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            280,146.48
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              210,343.47
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.          97,321.51
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-       4,368,718.25
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance          921,814.62
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance        1,198,143.63
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance            871,170.53
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to Sec.           0.00
3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        384,573.70
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            801,661.50
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)             73,341.29
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC             0.00
>0- Sec. 3.05(a)(vi)(f)

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Remaining Amounts to Holder of Designated              549,725.88
Certificate - Sec. 3.05(a)(vii)


Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        801,661.50
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided            0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            73,341.29
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        728,320.21
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             3,845.74


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Household Consumer Loan Trust, 1996-2
Series 1996-2  Owner Trust Calculations

Due Period Ending                 Jul 31, 2000
Payment Date                      Aug 15, 2000


Calculation of Interest Expense



Index (LIBOR)                   6.626250%

Accrual end date,               Aug 15, 2000

accrual beginning date          Jul 17, 2000

and days in Interest Period               29


                                Class A-1  Class A-2  Class A-3  Class B  Certificates  Overcoll
                                                                                        Amount

Beginning Unpaid Principal      182,984,626 37,972,250 49,355,053 35,886,071  15,841,720  29,998,493
Balance

Previously unpaid                      0.00       0.00       0.00       0.00        0.00
interest/yield

Spread to index                       0.17%      0.32%      0.42%      0.65%       1.00%

Rate (capped at 13%, 15%, 15%,    6.796250%  6.946250%  7.046250%  7.276250%   7.626250%
15%, 16%)

Interest/Yield  Payable on the    1,001,796    212,477    280,146    210,343        97,322
Principal Balance

Interest on previously unpaid             0          0          0          0             0
interest/yield

Interest/Yield Due                1,001,796    212,477    280,146    210,343        97,322

Interest/Yield Paid               1,001,796    212,477    280,146    210,343        97,322



Summary



Beginning Security Balance      182,984,626 37,972,250 49,355,053 35,886,071  15,841,720  29,998,493


Beginning Adjusted Balance      182,984,626 37,972,250 49,355,053 35,886,071  15,841,720

Principal Paid                    4,442,060    921,815  1,198,144    871,171     384,574    801,662

Ending Security Balance         178,542,567 37,050,435 48,156,910 35,014,901  15,457,146  29,270,172


Ending Adjusted Balance         178,542,567 37,050,435 48,156,910 35,014,901  15,457,146

Ending Certificate Balance as %                                                        0
Participation Interest Invested
Amount

Targeted Balance                178,615,908 37,050,435 48,156,910 35,014,901  15,457,146

Minimum Adjusted Balance                    18,800,000 24,500,000 17,800,000   7,900,000  14,800,000

Certificate Minimum Balance                                                   10,409,186

Ending OC Amount as Holdback                                                              24,173,449
Amount

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Ending OC Amount as Accelerated                                                            5,096,723
Prin Pmts


Beginning Net Charge offs              0.00     0.00       0.00        0.00          0.00       0.00

Reversals                              0.00     0.00       0.00        0.00          0.00       0.00

Charge offs                            0.00     0.00       0.00        0.00          0.00       0.00

Ending Net Charge Offs                 0.00     0.00       0.00        0.00          0.00       0.00



Interest/Yield Paid per $1000    $1.2617082 $4.0673268 $4.1258686    $4.2605524   $2.6384403


Principal Paid per $1000         $5.5945334 $17.6457623 $17.6457088 $17.6457470   $10.4260072



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